EXHIBIT 32.1

WB Burgers Asia, INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of WB Burgers Asia, Inc. (the Company) on Form 10-K for the fiscal year ended July 31, 2021 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Koichi Ishizuka, Principal  Executive Officer of the Company, certify,  pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the  requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Koichi Ishizuka and will be retained by WB Burgers Asia, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: November 3, 2021

By: /s/ Koichi Ishizuka

Koichi Ishizuka,

Chief Executive Officer

(Principal Executive Officer)

EXHIBIT 32.2

WB Burgers Asia, INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of WB Burgers Asia, Inc. (the Company) on Form 10-K for the fiscal year ended July 31, 2021 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Koichi Ishizuka, Principal Financial Officer of the Company, certify,  pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the  requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Koichi Ishizuka and will be retained by WB Burgers Asia, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: November 3, 2021

By: /s/ Koichi Ishizuka

Koichi Ishizuka,

Chief Financial Officer

(Principal Financial Officer)